Accountants' Consent
                              --------------------


The Board of Directors
CarrAmerica Realty Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement on Form S-3.


                                                KPMG Peat Marwick LLP


Washington, D.C.
April 13, 1998